Exhibit 10.36

ALERIS CORPORATION
2010 EQUITY INCENTIVE PLAN

TO:    [Participant]

FROM:    Aleris Corporation

RE:	Form of Amendment _____ to Option Award Agreement
DATE:    ________________
On ______, 20__, you were granted an Option to purchase shares of common stock of Aleris Corporation, fka Aleris Holding Company (the “Company”) and issued an Award Agreement, which you subsequently signed and accepted. The Option was granted under the Company’s 2010 Equity Incentive Plan (the “Plan”), a copy of which was attached to the Award Agreement. We are amending your Award Agreement by issuing this Amendment ___ in order to reflect adjustments made by a special committee of the Board of Directors of the Company, pursuant to the terms of the Plan, in light of the $________ cash dividend that the Company issued on ____________, 20__ to stockholders of record of the Company’s common stock as of ___________, 20__. Your Option remains subject in all respects to the terms and conditions of the Plan and the Award Agreement, as amended by this Amendment ___.

A.	Section 1(c) of the Award Agreement is hereby amended to read in its entirety as follows:
Number of Shares and Exercise Price per Share: Your Option is ___________________, with __________ Exercise Price[(s), if applicable,] as follows:

	Number of Shares	Exercise Price

[FMV Stock Option/ Premium Stock Option/ Super-Premium Stock Option, as applicable]	___________	$__________

TOTAL NUMBER OF SHARES	___________

B.
For the avoidance of doubt, the adjusted number of shares underlying your __________ [FMV Stock Options/Premium Stock Options/Super-Premium Stock Options, as applicable] and as set forth in section 1(c), will apply to those [FMV Stock Options/Premium Stock Options/Super-Premium Stock Options, as applicable] that are vested and unvested as of the date of this Amendment.

C.	This Amendment ___ is being made in accordance with the Adjustment of Shares and Amendment provisions of the Plan.

D.	With the exception of the modifications set forth in this Amendment ___, all other provisions of the Award Agreement shall remain unchanged, and in full force and effect.
Sincerely,

[Company Representative]
Title: _______________________